SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

              Filed by the Registrant                              [X]
              Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
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[X]      Preliminary Information Statement

[  ]     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]     Definitive Information Statement

            JNL Investors Series Trust

         (Name of Registrant As Specified In Its Charter)
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[ ]  Fee computed on table below per  Exchange  Act Rules  14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:
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          pursuant to Exchange Act Rule 0-11:
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
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

Dear Shareholders:

     The purpose of the enclosed information statement is to inform shareholders of the Jackson Perspective Optimized 5 Fund ("Fund"), a fund of the JNL Investors Series Trust, a Massachusetts business trust ("Trust"), of the change in the Fund's status from a diversified fund to a non-diversified fund.

     On February 7, 2007, after careful consideration, the Board of Trustees of the JNL Investors Series Trust ("Board") approved the change in the Fund's status from a diversified fund to a non-diversified fund and submitted the change to Shareholders for approval.

     The Fund was initially registered with the Securities and Exchange Commission ("SEC") as a diversified fund. As an investment policy, each of the Fund's strategies generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. Because the Fund allocates 25% of its assets to the Nasdaq 15 strategy and 25% of its assets in the Value Line 25 strategy, and each of these two strategies can invest up to 25% of their assets in a single issuer, the Fund may experience difficulty complying with the diversification requirements as a diversified fund. The Fund has been managed within this policy while meeting the diversification requirements. However, Mellon Capital Management Corporation ("Mellon Capital"), the Fund's Sub-Adviser and the Adviser believe that a non-diversified classification is an essential tool in managing the Fund over time given the likelihood that the Fund may be invested in a limited number of issuers.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     If you have any questions regarding this change, please contact us by calling on any business day: 1-888-276-0061 or writing the Jackson Funds, c/o PFPC, Inc., P.O. Box 9691, Providence, Rhode Island 02940 or by visiting WWW.JNL.COM or WWW.JNLNY.COM.

                                            By order of the Board of Trustees,



                                            MARK D. NERUD
                                            President
                                            JNL Investors Series Trust

                INFORMATION STATEMENT TO SHAREHOLDERS REGARDING:


                           JNL INVESTORS SERIES TRUST

                      Jackson Perspective Optimized 5 Fund

















                                 1 Corporate Way
                             Lansing, Michigan 48951



                              February _____, 2007

I.   INTRODUCTION

     This information statement is being furnished in lieu of a proxy statement to shareholders of the Jackson Perspective Optimized 5 Fund ("Fund"), a fund of the JNL Investors Series Trust ("Trust"). This information statement relates to the approval by the Board of Trustees of the reclassification of the Fund from a diversified fund to a non-diversified Fund. The Trust is providing this information statement to shareholders investing in the Fund as of January 29, 2007.

     On February 7, 2007, the Adviser recommended the Jackson Perspective Optimized 5 Fund ("Fund"), currently classified as a diversified fund, be reclassified as a non-diversified fund. The Board, including all Trustees who are not "interested" (as defined by the 1940 Act) approved as of the close of business on January 29, 2007, the record date for determination of Shareholders entitled to receive the information statement regarding the reclassification of the Fund as a non-diversified fund, and execute the Unanimous Written Consent approving the reclassification.

     Trust, a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in six funds.

     As Adviser to the Trust, Jackson National Asset Management, LLC ("JNAM" or "Adviser") selects, contracts with, compensates and monitors sub-advisers ("Sub-Advisers") to manage the investment and reinvestment of the assets of each of the funds. In addition, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of each Fund, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust ("Board"). JNAM does not currently manage any of the funds' assets on a day-to-day basis, but is responsible for the allocations of some of the funds. Jackson National Life Distributors LLC, ("JNLD"), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust.

II. THE RECLASSIFICATION OF THE JACKSON PERSPECTIVE OPTIMIZED 5 FUND FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND

     The Fund is presently a "diversified fund" under the Investment Company Act. A "diversified fund," pursuant to Section 5(b)(1) of the 1940 Act, must have 75% of its total assets represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the fund's total assets and not more than 10% of any class of the outstanding voting securities of such issuer. Conversely, the 1940 Act defines a "non-diversified fund" as a fund other than a diversified fund, and therefore places no limits on a non-diversified fund pursuant to this classification. A fund's designation as non-diversified connotes greater risk because it may invest in a limited number of issuers. A non-diversified fund has potential for an increase in volatility since the fund's performance may be closely tied to the market value of a single issuer. Investing a larger percentage of its assets in a single issuer increases the Fund's exposure to credit risk and other risks associated with that issuer's financial condition and business operations. The 1940 Act diversification requirements are similar to, but, are separate and apart from the diversification requirements that the Fund complies with in order to qualify for special tax treatment as set forth in Subchapter M of the Internal Revenue Code. This reclassification does not in any way affect the Fund's ability to comply with Subchapter M.

     The Fund was initially registered with the Securities and Exchange Commission ("SEC") as a diversified fund. As an investment policy, each of the Fund's strategies generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. Because the Fund allocates 25% of its assets to the Nasdaq 15 strategy and 25% of its assets in the Value Line 25 strategy, and each of these two strategies can invest up to 25% of their assets in a single issuer, the Fund may experience difficulty complying with the diversification requirements as a diversified fund. The Fund has been managed within this policy while meeting the diversification requirements. However, Mellon Capital Management Corporation ("Mellon Capital"), the Fund's Sub-Adviser and the Adviser believe that a non-diversified classification is an essential tool in managing the Fund over time given the likelihood that the Fund may be invested in a limited number of issuers.

     Although a non-diversified fund may be reclassified as a diversified fund solely by operation of law, pursuant to Section 13(a) of the 1940 Act, a fund cannot change its status from diversified to non-diversified without shareholder approval. Therefore, Shareholders are being asked to approve the reclassification of the Fund, by Unanimous Written Consent, from a diversified fund to a non-diversified fund to enable Mellon Capital to manage the Fund consistent with its current investment policy.

     The proposed reclassification to non-diversified status may subject the Fund to additional risk. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund would be subject to additional risk of loss if those obligations lose market value or the issuer of those obligations defaults.

     The Fund's Board of Trustees has approved a reclassification in the Fund's status from a diversified fund to a non-diversified fund. If Shareholders approve the proposed change in classification, the Fund would become a "non-diversified fund" under the 1940 Act. The reclassification would enable the Fund to invest in the securities of a single issuer without limit under the 1940 Act.

III. ADDITIONAL INFORMATION

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information regarding the Trust and the Fund can be found in the Trust's most recent annual and semi-annual reports to shareholders.

THE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, WHICH INCLUDE FINANCIAL STATEMENTS OF THE TRUST AS OF OCTOBER 31, 2006 (audited) AND APRIL 30, 2006 (unaudited), MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-888-276-0061 OR WRITING THE JACKSON FUNDS, C/O PFPC, INC., P.O. BOX 9691, PROVIDENCE, RHODE ISLAND 02940, OR BY VISITING WWW.JNL.COM OR WWW.JNLNY.COM.

OUTSTANDING SHARES

The Trustees have fixed the close of business on January 29, 2007, as the record date for the determination of the Shareholders entitled to receive this information statement and execute the Unanimous Written Consent approving the reclassification of the Fund as a non-diversified Fund. Shareholders on the record date will be entitled to one vote by written consent for each full share held and to a proportionate fractional vote for each fractional share.

As of the record date, there were issued and outstanding the following number of
Fund shares:
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------------------------------------------------------------------------------- ---------------------------
FUND                                                                                SHARES OUTSTANDING
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
Jackson Perspective Optimized 5 Fund (Class A)                                                 491,809.394
------------------------------------------------------------------------------- ---------------------------
------------------------------------------------------------------------------- ---------------------------
Jackson Perspective Optimized 5 Fund (Class C)                                                  10,000.000
------------------------------------------------------------------------------- ---------------------------
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OWNERSHIP OF THE FUND

As of January 29, 2007, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

As of January 29, 2007, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:
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------------------------------ ------------------------------------------- --------------------- -------------------
                                                                                                   PERCENTAGE OF
                                                                           AMOUNT OF OWNERSHIP      SHARES OWNED
FUND                           NAME AND ADDRESS
------------------------------ ------------------------------------------- --------------------- -------------------
--------------------------------------------------------------------------------------------------------------------

JACKSON PERSPECTIVE OPTIMIZED 5 FUND (CLASS A)

--------------------------------------------------------------------------------------------------------------------
------------------------------ ------------------------------------------- --------------------- -------------------
                               Jackson National Life Insurance Company             490,000.000         99.63%
                               (seed money)
                               1 Corporate Way
                               Lansing, Michigan 48951
------------------------------ ------------------------------------------- --------------------- -------------------
--------------------------------------------------------------------------------------------------------------------

JACKSON PERSPECTIVE OPTIMIZED 5 FUND (CLASS C)

--------------------------------------------------------------------------------------------------------------------
------------------------------ ------------------------------------------- --------------------- -------------------
                               Jackson National Life Insurance Company              10,000.000           100%
                               (seed money)
                               1 Corporate Way
                               Lansing, Michigan 48951
------------------------------ ------------------------------------------- --------------------- -------------------
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INFORMATION ABOUT THE DISTRIBUTOR

     The Trust's Distributor is JNLD, a wholly-owned subsidiary of Jackson National Life Insurance Company ("JacksonSM"). JNLD's principal offices are located at 8055 E. Tufts Avenue, Denver, Colorado 80237.

INFORMATION ABOUT THE ADVISER AND ADMINISTRATOR

     JNAM, the investment adviser and administrator to the Trust, is located at 1 Corporate Way, Lansing, Michigan 48951. JNAM is a wholly-owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc

IV. OTHER MATTERS

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM. The Trust does not expect to bear any significant expenses in connection with the execution of the Unanimous Written Consent.